Fees Summary	Aug. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 250,000,000
Previously Paid Amount	0
Total Fee Amount	36,900
Total Offset Amount	27,335.33
Net Fee	$ 9,564.67